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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       May 16, 2000
                                                       ------------


                       Nobel Learning Communities, Inc.
            (Exact name of registrant as specified in its charter)

          Delaware                       1-1003                 22-2465204
          --------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)


1400 N. Providence Road, Suite 3055, Media, PA                    19063
                                                                  -----
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (610) 891-8200
                                                    --------------


N/A
================================================================================
(Former name or former address, if changed since last report)
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Item 5.  Other Events.

          __________

     On May 16, 2000, the Board of Directors of Nobel Learning Communities, Inc. (the "Company") adopted a stockholder rights plan which contemplates the issuance of preferred stock purchase rights to the Company's common stockholders and preferred stockholders of record as of June 1, 2000, as set forth in the Rights Agreement between the Company and Stocktrans, Inc., as Rights Agent, attached hereto as Exhibit 4.1 and incorporated by reference herein.

Item 7(c).  Exhibits.

4.1 Rights Agreement, dated as of May 16, 2000, between Nobel Learning Communities, Inc. and Stocktrans, Inc., as Rights Agent, which includes as Exhibit B thereto the Form of Rights Certificate, incorporated herein by reference to Exhibit 1.1 to Nobel Learning Communities, Inc.'s Registration Statement on Form 8-A, dated May 30, 2000.

20.1        Press Release of the Company, dated May 16, 2000.

20.2 Form of Letter to the Company's stockholders describing the Rights, dated May 30, 2000.
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                                   SIGNATURE

Pursuant to the requirements of the Signature Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   NOBEL LEARNING COMMUNITIES, INC.

                                   By:  /s/ John R. Frock
                                      ------------------------
                                      Name:  John R. Frock
                                      Title: Vice President, Operations

Dated:  May 30, 2000